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                                                                    Exhibit 23.5
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                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statement on this Form S-8 dated November 5, 1998 of Renaissance Worldwide, Inc. of our report on Neoglyphics Media Corporation as of December 31, 1997 and for the year then ended, dated March 12, 1998, which appears on page 18 of the Form 8-K, dated November 5, 1998.


Katch, Tyson & Company
November 5, 1998